EXHIBIT 23

CONSENT OF KPMG PEAT MARWICK




The Board of Directors
USFreightways Corporation


         We consent to the use of our report incorporated by reference in this registration statement on Form S-8 of USFreightways Corporation.


                                                   /s/ KPMG Peat Marwick LLP
                                                       ____________________
                                                       KPMG Peat Marwick LLP


Chicago, Illinois
June 3, 1997